Exhibit 23


                         Consent of Independent Auditors

We consent to the incorporation by reference in the previously filed Registration Statements on Form S-8 (Registration Nos. 333-06211, 333-07975, 33-62997, 33-62999, 333-84493, and 333-84495) of our reports dated February 7,
2003, with respect to the 2002 consolidated financial statements and schedule of Right Management Consultants, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2002.


                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 28, 2003